                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 4, 2003

                                ----------------

                         Commission file number 0-16079
                                                -------

                            AIR METHODS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

                          Delaware                                                         84-0915893
--------------------------------------------------------------              ---------------------------------------
(State or Other Jurisdiction of Incorporation or Organization)              (I.R.S. Employer Identification Number)


           7301 South Peoria, Englewood, Colorado                                             80112
          ----------------------------------------                                          ----------
          (Address of Principal Executive Offices)                                          (Zip Code)



        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


             Former Name, Former Address and Former Fiscal Year, if
                         Changed Since Last Report: N/A



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits

          99.1  Press Release dated November 4, 2003

          99.2 Excerpts from Air Methods Corporation conference call on November 4, 2003



ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2003, Air Methods Corporation (the "Company") announced financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. Excerpts from the conference call held on November 4, 2003, to discuss the financial results for the quarter ended September 30, 2003, are furnished as Exhibit 99.2 to this Current Report. The information contained in this report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.




                                       1
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AIR METHODS CORPORATION



Date:  November 10, 2003                   By /s/ Trent J. Carman
                                             -----------------------------------
                                             On behalf of the Company, and as
                                             Chief Financial Officer




                                       2
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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
   99.1       Press Release dated November 4, 2003

   99.2       Excerpts from Air Methods Corporation conference call on November 4, 2003
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